UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2010

TGFIN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19470	13-4069968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13-05 44th Ave. Long Island City, NY 11101		11101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (718) 395-9690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02--Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

TGFIN Holdings, Inc. (TGFN.OB) (“TGFIN”) announces the voluntary resignation of Sam Gaer as a Director of TGFIN and its operating subsidiary, iDEV3, and as President and CEO of iDEV3.  There were no disputes between Sam Gaer and TGFIN or its operating subsidiary, iDEV3.  TGFIN thanks Mr. Gaer for his fine service and wishes him well in his new position.  Mr. Gaer’s resignation is effective immediately.  TGFIN also announces the appointment of Marni Gaer, a former Director and In-House Counsel, as Director of TGFIN and iDEV3, and S. Emerson Lybbert as Interim President of iDEV3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGFIN HOLDINGS, INC.

Date: November 15, 2010	By:	/s/ S. Emerson Lybbert
S. Emerson Lybbert
CEO